OTC: WDLF

ETH TOKEN: WDLF

Decentral Life

Business Presentation

Safe Harbor & Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or digital assets of Decentral Life and Social Life Network.

All information presented herein with respect to the existing business and the historical operating results of Decentral Life ("the Company") and estimates and projections as to future operations are based on materials prepared by the management of the Company and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, the Company makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, the Company reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future. This information includes certain statements, estimates and projections provided by the Company with respect to its anticipated future performance.

The Decentral Life Project that encompasses its blockchain and cryptocurrency technology (the "Technology") and the blockchain platform (the "Platform"), as described in this presentation and on the Company's website (www.WDLF.ai), must be adequately funded via a Regulation A Offering or exempted offering or SEC Registration Statement Offering to provide and complete all of the Technology and the Platform as explained in our presentation and website. the project. Users of Technology and the Platform may need to be licensed and registered with state and federal agencies, in order for it to be legally used, provided or even sold to our clients, or otherwise require certain compliance systems, including for instance: ((a) establishing Money Transmitter License (MTL) with the Financial Crime Enforcement Network (FinCEN) in every U.S. State we or our clients operate; (b) being registered as a national securities exchange; (c) operating under an exemption from registration, such as the exemption provided for Alternative Trading System under SEC Regulation ATS; (d) Investment Company Act and Section 12(g) Exchange Act considerations; (e) compliance with US Money Laundering statutes; (f) Securities Act of 1933 considerations of the existence or non-existence of investment contracts; (g) registration as a broker-dealer or clearing agency with the SEC and FINRA. The approval of such licenses and registrations and compliance systems implementation is never guaranteed, and if the required approvals are not received our Technology Platform would need to be changed to become compliant with the required rules and regulations to legally operate.

This information also contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could", "believe", "anticipate", "intend", "estimate", "expect, "may, "continue, "predict, "potential, "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

No information in this presentation should be construed as any indication whatsoever of the Company's or any of the licensees in this presentation regarding their future financial results, revenues, WDLF token or stock price.

On January 28, 2022, we plan to conduct a private offering under the securities exemption of Regulation D, Rule 506 (c) of the Securities Act of 1933. Only Accredited Investors may participate in a Rule 506(c) Offering. The Rule 506(c) Offering will not occur until such time that we have available for your review a Private Placement Memorandum and a platform for Accredited Investor Platform verification; prior thereto, no communications contained herein or otherwise constitute an offer to sell or a solicitation of an offer to buy our securities.


WORLDWIDE DECENTRAL LIFE COIN
WDLF








DAPPS

DLife

We believe in empowering start-up founders and c-suite executives through the allocation of our Blockchain and AI technology. Social Life and Decentral Life make up three pillars

- WEB 3.0 Decentralized Apps & WDLF Token
- Technology Business Incubator (TBI) Program
- Decentral Life Blockchain & AI Powered Project

OTC: WDLF


DAPPS

WEB 3.0 Decentralized Apps & WDLF Token

Our decentralized WDLF token is mined through our Web 3.0 Social Network and E-commerce SaaS Platform. Our World Decentral Life (WDLF) Token empowers the social and e-commerce users on the niche TBI licensee networks, by establishing a value for their time and social efforts, speeding up network effect at lower expenditure.



Technology Business Incubator (TBI) Program

Our Tech Business Incubator (TBI) program is powered by our AI powered social networking and e-commerce platform (SaaS). We also provide the executive leadership and education to tech startup founders so they can focus on the growth necessary to reach a liquidity event (E.g. acquisition, merger, initial public offering / IPO)



Decentral Life Blockchain & AI Powered Project

Our Blockchain and AI Project aims to provide companies with state of the art decentralized applications (dApps), such as a non-custodial Digital Wallet and Security Token Offering Platform for companies selling token securities under exemptions from SEC Registration: Regulation D, Reg S, Reg A+ and Reg CF offerings.

OTC: WDLF

ETH TOKEN: WDLF

WEB 3.0 Decentralized Apps & WDLF Token


DAPPS
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The WDLF Token is mined via the usership on our Social Networking E-commerce SaaS Platform. Usership mining establishes value for the time and social efforts of each user, speeding up network effect at a much lower expense.

Increases TBI Program Success

OTC: WDLF

ETH TOKEN: WDLF


Life

Decentral Life

Blockchain & AI (TBI)

Tech Business Incubator

We believe in empowering startup founders of niche industry communities with the strategic allocation of our blockchain and AI technology.

What is a

Tech Business Incubator?



A technology business incubator (TBI) is an organization engaged in the business of fostering early-stage companies through the different developmental phases until the companies have sufficient financial, human, and physical resources to function on their own, and plan for a liquidity event such as an initial public offering, merger or acquisition. The period of incubation can last from many months to several years. TBI’s either charge a fee for their services and/or take an equity stake in the startup.

Social Life
TBI Program

Social Life Network is a Blockchain and AI focused Technology Business Incubator (TBI) that provides tech startup founders with seed technology, legal guidance, and executive leadership. This model makes it easier for startups to focus on raising capital, perfecting their business model, and growing their network usership to be large enough for a liquidity event such as an IPO, Merger or acquisition.


Social Life

TBI Program

Social Life Network is a Technology Business Incubator (TBI), that provides tech startups with the necessary technology resources and executive leadership so founders can expedite their growth and reach a liquidity event faster and with greater certainty.

We generate revenue from the companies in our TBI program by charging a 5% fee on their profits from the licensing of our seed technology platform, and we take a 15% stake in their company if they reach the liquidity event such as an IPO or acquisition of their company.

Our technology platform is licensed to startups and provides them with a ready-made **social network with an E-commerce system, powered by smart contracts on the Ethereum blockchain.**

Each startup in the TBI program aims to solve the unique problems that professionals and consumers struggle with in niche industries.

TBI Strategy

HOW OUR TBI LICENSEES TARGET NICHE INDUSTRIES

Use our 4 proven methods For Startup **Success:**

1



SUBCULTURE INDUSTRIES

Industries that have always had a strong social "subculture" following, long before the Internet became mainstream

2



SOCIAL MEDIA ANOMALY

Industry is new to or struggling to use social networking to efficiently connect professionals and consumers together

3



FUTURE GROWTH

Industry has potentially huge un-tapped growth potential in social networking combined with E-commerce

4



ASSOCIATION PARTNERSHIPS

Industry associations are in need of strategic partnerships with our licensees network, to grow their own membership

Tech Business Incubator Launch Timeline

Launched in 2013

2013

WeedLife.com Launched.
Cannabis Social Network
for caregivers & consumers

2014

MjLink.com Launched.
Cannabis & Hemp
Business Social Network

2015

HuntPost.com Launched.
Hunting, Fishing & Camping
Social Marketplace

2016

LikeRE.com Launched.
Real Estate Business
Social Network

2017

RacketStar.com Launched.
Racket Sports Social
Network Marketplace

2017

CycleFans.com Launched.
Cycling Social Marketplace

2017

FutPost.com Launched.
Soccer Social Marketplace

2018

HempTalk.com Launched
CBD Social Marketplace
for business-to-consumer

2019

MjInvest.com Launched
Cannabis and Hemp
Investor Network

2020

RaceScene.com Launched.
Motor Sports Social
Networking Marketplace

2021

WEnRV.com Launched.
RV Social Networking
Marketplace

2021

SpaceZE.com Launched.

Space Social Marketplace

2022

Fungilo.com Launched.

Non-Fungible Token Marketplace

2022

BLOCK Launching

dApps Marketplace for DeFi Businesses

Decentral Life Blockchain & AI Powered Project



Our Blockchain and AI Project, if adequately funded, will aim to provide companies with custom decentralized applications (dApps), such as a non-custodial Digital Wallet and Security Token Offering Platform for companies selling token securities under exemptions from SEC Registration: Regulation D, Reg S, Reg A+ and Reg CF offerings.

Non-custodial Corporate

Crypto Wallets

Flexible & Scalable Blockchain Secure Digital Asset Custody Solutions with crypto wallets.

Our non-custodial wallets for Secure Digital Asset Custody <u>will be customized</u> for the unique and individual corporate use cases in TBI industries.

Corporate digital wallets allow a company the ability and empowerment to save time and money conducting digital asset and currency transfers between employees, vendors, and investors.

We aim to be a major provider for digital wallet solutions to the companies that operate in niche industries we support through our TBI program.


SEND
RECEIVE
Request Transfer
Jan 10, 2022
Process Transfer
Jan 10, 2022
Transfer Completed
Jan 10, 2022
Susan Jones
@susanjones
$10,132USD
Delivery Address
Los Angeles 90001.
California. USA

OTC: WDLF

ETH TOKEN: WDLF

ICO/STO Platform for selling token securities under exemptions from SEC Registrations


DLife
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Available ICO/STO Stage
STAGE NAME
UPCOMING
WDLF Token Stage 1
COMING SOON
Token Issued
500,000
Sold 0 Tokens
Base Price
1 USD
Base Bonus
25 %
STAGE NAME
UPCOMING
WDLF Token Stage 2
COMING SOON
Token Issued
500,000
Sold 0 Tokens
Base Price
1.2 USD
Base Bonus
25 %
ICO Sale Ends
2022
3
Days
02
Hours
25
Minutes
44
Second
511,037 pledged of $725,000
82%
Phase 1
$0.20/
10,000/15.000
Token are
Buy Now
Phase 2
$0.30/
25.000/50.000
Token are
Buy Now
82%

Regulation D, Regulation S, Regulation A+ and Regulation CF offerings

OTC: WDLF

ETH TOKEN: WDLF

Decentral Life's Road Map

- **January 2013** — Social Life Network Founded
- **February 2014** — Social Network platform Beta -to- Live
- **January 2015** — Blockchain Team Assembled
- **June 2016** — WDLF begins trading on OTC Markets
- **July 2017** — White Paper Draft Completed
- **January 2020** — BitPay integrated into Social Marketplace
- **August 2021** — Decentral Life Project Launched
- **January 2022** — WDLF Initial Coin Offering

Management Team



Frederick Lehrer

Corporate Counsel



Lynn Murphy

Board Member



Todd Markey

President & Director



Ken Tapp

Chairman & CEO



Britt Glassburn

Treasurer & Director



Brian Lazarus

Board Member



David Natan

Interim CFO

Board of Directors



Ken Tapp

Mr. Tapp has spent over 27 years in the tech startup sector, as CEO, CFO, CTO, COO, Director, and Chairman in more than 25 startups. Mr. Tapp has logged more than 100,000 hours of experience with tech startups through incubation, accelerators, and public companies on the OTC Markets, CSE, NYSE and Nasdaq.



Brian Lazarus

Mr. Lazarus has spent over 40 years producing entertainment and experiential events with specialized skills at professional audio, video and digital tech. He is the co-founder and Executive Vice President of Media Star Promotions, one of the nation's top branding and marketing agencies.



Britt Glassburn

Ms. Glassburn has spent 32 years in the residential real estate industry, over the past six years having focused her attention in helping other real estate professionals increase their business acumen though adopting best-in-class technology tools and industry specific coaching.



Lynn Murphy

Mr. Murphy has specialized in sales and marketing as the founder and owner of several companies over the past 30 years. With an MBA and extensive C Suite level negotiations experience, he has grown companies from startup to multi-million dollar revenue generators.



Todd Markey

Mr. Markey has more than 12 years of finance and capital markets experience and is a trusted expert for public companies in expanding their investor and public relations. Mr. Markey has assisted pre-IPO and up-listing companies to the OTC, Nasdaq and NYSE stock exchanges.

Any Question?

1-855-933-3277

ir@WDLF.ai www.WDLF.ai


DLife
WORLDWIDE DECENTRAL LIFE COIN
WDLF